Lord Abbett Series Fund, Inc.

International Core Equity Portfolio

Supplement dated July 31, 2017 to the

Summary Prospectus dated May 1, 2017

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Todd Jacobson, Partner and Associate Director	2017

Please retain this document for your future reference.